UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 4, 2006

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3764

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.01 Completion of Acquisition or Disposition of Assets.

On Form 8-K filed with the SEC on June 5, 2006, MedAire, Inc. (the "Company") disclosed that it had executed a definitive Share Sale Agreement documenting the terms of the sale of all the Company's shares in the subsidiaries that operate the Company's Global Doctor China clinic operations. Additionally, the Company disclosed its intention to continue its efforts to dispose of the remaining Global Doctor clinic operations in Thailand and Indonesia as soon as practicable.

On Form 8-K filed with the SEC on June 14, 2006, the Company disclosed that a definitive Sale and Purchase of Shares Agreement was entered into for the sale of all of the shares of Global Doctor Limited, an indirect wholly owned subsidiary of the Company organized in Hong Kong that holds the Global Doctor clinic operations in Indonesia, including the shares of PT Global Doctor, a wholly owned subsidiary of Global Doctor Limited organized in Indonesia. The seller was Major Rich Limited, a wholly-owned subsidiary of the Company and parent company of Global Doctor Limited, and the purchaser was PT Medika Jasa Utama, a limited liability company organized in Indonesia represented by current management of such operations. On August 3, 2006, this purchase transaction was completed in accordance with the terms and conditions of a revised Sale and Purchase Agreement dated July 28, 2006.

The purchase price was $161,000, $50,000 of which was paid at completion, and the balance of which is payable in monthly installments over the 24-month period following completion, plus interest at the rate of 6% per annum. The monthly installments are secured by a personal guarantee from certain shareholders of the purchaser and a pledge by such shareholders of their shares in purchaser. In connection with the completion, intercompany indebtedness in the amount of $826,800 that PT Global Doctor owed to Global Doctor Services, a wholly-owned subsidiary of the Company not otherwise involved in this transaction, was assigned from Global Doctor Services to Global Doctor Limited. This assignment of indebtedness will not have an adverse affect on the Company's Statement of Operations. A copy of the revised Sale and Purchase Agreement is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Global Doctor Indonesia Sale & Purchase Agreement

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

August 4, 2006	By:	James A. Williams

Name: James A. Williams
Title: CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.01	GD Indonesia Sale & Purchase Agreement